UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2016

Smack Sportswear
(Exact name of registrant as specified in its charter)

Nevada	000-53049	26-1665960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13636 Ventura Blvd #475 Sherman Oaks, CA 91423
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:	(213) 296-3005

(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 □    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01       Changes in Registrant’s Certifying Accountant
(a)	Dismissal of Weinberg & Company, P.A.

On January 22, 2016, Smack Sportswear (the “Company”) dismissed Weinberg & Company, P.A as its independent registered public accounting firm, effective immediately. The decisions to change the independent accountant was approved by the Company’s board of directors (the “Board”).

Weinberg & Company, P.A. was the independent registered public accounting firm for the Company from March 20, 2014 until January 22, 2016. None of Weinberg and Company, P.A. reports on the Company’s financial statements from March 20, 2014 through January 22, 2016, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Weinberg & Company, P.A., would have caused it to make reference to the subject matter of the disagreements in connection with its report. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Weinberg & Company, P.A. served as the Company’s principal independent accountants.

The report of Weinberg & Company, P.A. on the financial statements of the Company for the years ended June 30, 2015 and June 30, 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports indicated that there was a substantial doubt as to the Company’s ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

The Company has provided Weinberg & Company, P.A. with a copy of this disclosure and has requested that Weinberg & Company, P.A. furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Weinberg & Company, P.A. addressed to the U. S. Securities and Exchange Commission dated January 22, 2016 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of Somerset CPAs, PC

On January 22, 2016 (the "Engagement Date"), the Company’s Board approved the appointment of and engaged Somerset CPAs, PC, 3925 River Crossing Pkwy, Suite 300, Indianapolis, IN 46240, as the Company's independent registered public accounting firm. During the Company's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Company nor anyone on its behalf consulted the Somerset CPAs, PC regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01       Financial Statements and Exhibits
(d)	Exhibits

Exhibit 16.1	Letter from Weinberg & Company, P.A. regarding change in certifying accountants

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMACK SPORTSWEAR

Dated: January 26, 2016	By:	/s/ Danny Chan
Name: Danny Chan
Title: Chief Executive Officer and Chief Financial Officer